Quarterly Holdings Report
for

Fidelity Asset Manager® 50%

June 30, 2021

FAA-QTLY-0821
1.803291.117

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Equity Central Funds - 60.4%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	33,382,428	$191,281,315
Fidelity Emerging Markets Equity Central Fund (a)	2,632,835	813,072,016
Fidelity International Equity Central Fund (a)	9,409,095	995,388,109
Fidelity Real Estate Equity Central Fund (a)	1,154,587	160,810,838
Fidelity U.S. Equity Central Fund (a)	36,132,016	4,795,441,195
TOTAL EQUITY CENTRAL FUNDS
(Cost $3,287,034,521)		6,955,993,473

Fixed-Income Central Funds - 35.6%
High Yield Fixed-Income Funds - 4.0%
Fidelity Emerging Markets Debt Central Fund (a)	7,278,972	67,112,123
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	461,668	47,741,113
Fidelity Floating Rate Central Fund (a)	1,997,843	200,883,142
Fidelity High Income Central Fund (a)	1,259,797	144,775,818

TOTAL HIGH YIELD FIXED-INCOME FUNDS		460,512,196

Investment Grade Fixed-Income Funds - 31.6%
Fidelity Inflation-Protected Bond Index Central Fund (a)	3,313,008	369,665,422
Fidelity International Credit Central Fund (a)	1,327,638	136,175,816
Fidelity Investment Grade Bond Central Fund (a)	27,262,320	3,131,895,268

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		3,637,736,506

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $3,684,082,290)		4,098,248,702

Money Market Central Funds - 2.5%
Fidelity Cash Central Fund 0.06% (b)	178,186,379	178,222,016
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	108,540,121	108,550,975
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $286,772,992)		286,772,991
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 7/1/21 to 9/16/21 (d)
(Cost $32,779,359)	32,780,000	32,777,949
	Shares	Value

Investment Companies - 2.2%
iShares 20+ Year Treasury Bond ETF (e)	1,613,516	$232,911,034
VanEck Vectors Gold Miners ETF	815,446	27,708,855
TOTAL INVESTMENT COMPANIES
(Cost $277,812,088)		260,619,889
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $7,568,481,250)		11,634,413,004
NET OTHER ASSETS (LIABILITIES) - (1.0)%(f)		(110,632,773)
NET ASSETS - 100%		$11,523,780,231

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2,438	Sept. 2021	$522,780,340	$(5,283,918)	$(5,283,918)
ICE E-mini MSCI EAFE Index Contracts (United States)	237	Sept. 2021	27,303,585	791,039	791,039
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	609	Sept. 2021	41,558,160	(258,849)	(258,849)
TOTAL FUTURES CONTRACTS					$(4,751,728)

The notional amount of futures sold as a percentage of Net Assets is 5.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $31,147,949.

 (e) Security or a portion of the security is on loan at period end.

 (f) Includes $1,630,000 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,772
Fidelity Emerging Markets Debt Central Fund	2,491,482
Fidelity Emerging Markets Debt Local Currency Central Fund	1,255,283
Fidelity Emerging Markets Equity Central Fund	7,876,692
Fidelity Floating Rate Central Fund	2,653,107
Fidelity High Income Central Fund	6,529,538
Fidelity Inflation-Protected Bond Index Central Fund	6,524,387
Fidelity International Credit Central Fund	6,893,323
Fidelity International Equity Central Fund	13,257,261
Fidelity Investment Grade Bond Central Fund	128,856,407
Fidelity Real Estate Equity Central Fund	903,073
Fidelity Securities Lending Cash Central Fund	357,733
Fidelity U.S. Equity Central Fund	55,247,403
Total	$232,881,461

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$63,520,441	$795,368,243	$680,661,933	$(4,638)	$(97)	$178,222,016	0.3
Fidelity Commodity Strategy Central Fund	--	170,551,058	2,533,130	(27,759)	23,291,146	191,281,315	22.9
Fidelity Emerging Markets Debt Central Fund	86,278,875	7,973,040	29,661,017	(2,084,091)	4,605,316	67,112,123	2.5
Fidelity Emerging Markets Debt Local Currency Central Fund	45,061,491	1,255,283	--	--	1,424,339	47,741,113	30.0
Fidelity Emerging Markets Equity Central Fund	606,164,356	38,837,653	16,083,091	194,299	183,958,799	813,072,016	30.5
Fidelity Floating Rate Central Fund	42,480,052	158,273,185	2,372,746	31,033	2,471,618	200,883,142	8.6
Fidelity High Income Central Fund	161,792,884	12,950,110	45,110,587	220,893	14,922,518	144,775,818	6.0
Fidelity Inflation-Protected Bond Index Central Fund	483,236,022	23,196,430	146,498,916	8,431,349	1,300,537	369,665,422	32.6
Fidelity International Credit Central Fund	141,534,724	13,584,940	15,960,338	594,846	(3,578,356)	136,175,816	29.3
Fidelity International Equity Central Fund	907,464,541	56,470,478	186,853,173	32,074,361	186,231,902	995,388,109	28.2
Fidelity Investment Grade Bond Central Fund	3,262,972,826	268,761,012	300,662,429	(4,389,141)	(94,787,000)	3,131,895,268	9.9
Fidelity Real Estate Equity Central Fund	13,371,801	126,774,306	1,877,010	14,338	22,527,403	160,810,838	9.7
Fidelity Securities Lending Cash Central Fund 0.06%	155,155,500	904,340,232	950,944,757	--	--	108,550,975	0.3
Fidelity U.S. Equity Central Fund	3,666,173,116	201,001,973	233,036,247	(40,766,628)	1,202,068,981	4,795,441,195	17.0
	$9,635,206,629	$2,779,337,943	$2,612,255,374	$(5,711,138)	$1,544,437,106	$11,341,015,166

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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